Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2012	9/30/2011	% Chg	9/30/2012	9/30/2011	% Chg
Operating Revenues
Wireless service	$14,906	$14,261	4.5%	$44,237	$42,379	4.4%
Data	7,977	7,459	6.9%	23,695	21,979	7.8%
Voice	5,565	6,242	-10.8%	17,155	19,132	-10.3%
Directory	-	803	-	1,049	2,512	-58.2%
Other	3,011	2,713	11.0%	8,720	8,218	6.1%
Total Operating Revenues	31,459	31,478	-0.1%	94,856	94,220	0.7%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	12,718	12,656	0.5%	38,000	38,225	-0.6%
Selling, general and administrative	8,192	7,969	2.8%	24,330	23,983	1.4%
Depreciation and amortization	4,512	4,618	-2.3%	13,571	13,804	-1.7%
Total Operating Expenses	25,422	25,243	0.7%	75,901	76,012	-0.1%
Operating Income	6,037	6,235	-3.2%	18,955	18,208	4.1%
Interest Expense	824	889	-7.3%	2,624	2,583	1.6%
Equity in Net Income of Affiliates	182	193	-5.7%	537	649	-17.3%
Other Income (Expense) - Net	47	46	2.2%	122	132	-7.6%
Income Before Income Taxes	5,442	5,585	-2.6%	16,990	16,406	3.6%
Income Tax Expense	1,741	1,899	-8.3%	5,672	5,594	1.4%
Net Income	3,701	3,686	0.4%	11,318	10,812	4.7%
Less: Net Income Attributable to Noncontrolling Interest	(66)	(63)	-4.8%	(197)	(190)	-3.7%
Net Income Attributable to AT&T	$3,635	$3,623	0.3%	$11,121	$10,622	4.7%

Basic Earnings Per Share Attributable to AT&T	$0.63	$0.61	3.3%	$1.90	$1.79	6.1%
Weighted Average Common Shares Outstanding (000,000)	5,771	5,936	-2.8%	5,848	5,931	-1.4%

Diluted Earnings Per Share Attributable to AT&T	$0.63	$0.61	3.3%	$1.90	$1.79	6.1%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,792	5,954	-2.7%	5,869	5,950	-1.4%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended
Wireless	9/30/2012	9/30/2011	% Chg	9/30/2012	9/30/2011	% Chg
Segment Operating Revenues
Service	$14,906	$14,261	4.5%	$44,237	$42,379	4.4%
Equipment	1,726	1,345	28.3%	4,884	4,140	18.0%
Total Segment Operating Revenues	16,632	15,606	6.6%	49,121	46,519	5.6%

Segment Operating Expenses
Operations and support	10,549	9,376	12.5%	30,337	29,023	4.5%
Depreciation and amortization	1,730	1,620	6.8%	5,092	4,741	7.4%
Total Segment Operating Expenses	12,279	10,996	11.7%	35,429	33,764	4.9%
Segment Operating Income	4,353	4,610	-5.6%	13,692	12,755	7.3%
Equity in Net Income (Loss) of Affiliates	(17)	(8)	-	(45)	(19)	-
Segment Income	$4,336	$4,602	-5.8%	$13,647	$12,736	7.2%

Segment Operating Income Margin	26.2%	29.5%		27.9%	27.4%

Wireline
Segment Operating Revenues
Data	$7,977	$7,459	6.9%	$23,695	$21,979	7.8%
Voice	5,565	6,242	-10.8%	17,155	19,132	-10.3%
Other	1,271	1,354	-6.1%	3,795	4,025	-5.7%
Total Segment Operating Revenues	14,813	15,055	-1.6%	44,645	45,136	-1.1%

Segment Operating Expenses
Operations and support	10,134	10,295	-1.6%	30,516	30,752	-0.8%
Depreciation and amortization	2,774	2,892	-4.1%	8,348	8,726	-4.3%
Total Segment Operating Expenses	12,908	13,187	-2.1%	38,864	39,478	-1.6%
Segment Operating Income	1,905	1,868	2.0%	5,781	5,658	2.2%
Equity in Net Income (Loss) of Affiliates	-	-	-	(1)	-	-
Segment Income	$1,905	$1,868	2.0%	$5,780	$5,658	2.2%

Segment Operating Income Margin	12.9%	12.4%		12.9%	12.5%

Advertising Solutions
Segment Operating Revenues	$-	$803	-	$1,049	$2,512	-58.2%

Segment Operating Expenses
Operations and support	-	554	-	773	1,707	-54.7%
Depreciation and amortization	-	94	-	106	301	-64.8%
Total Segment Operating Expenses	-	648	-	879	2,008	-56.2%
Segment Income	$-	$155	-	$170	$504	-66.3%

Segment Income Margin	-	19.3%		16.2%	20.1%

Other
Segment Operating Revenues	$14	$14	-	$41	$53	-22.6%
Segment Operating Expenses	235	412	-43.0%	729	762	-4.3%
Segment Operating Income (Loss)	(221)	(398)	44.5%	(688)	(709)	3.0%
Equity in Net Income of Affiliates	199	201	-1.0%	583	668	-12.7%
Segment Income (Loss)	$(22)	$(197)	88.8%	$(105)	$(41)	-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	9/30/12	12/31/11
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$2,217	$3,185
Accounts receivable - net of allowances for doubtful accounts of $606 and $878	12,398	13,606
Prepaid expenses	1,337	1,155
Deferred income taxes	1,312	1,470
Other current assets	1,694	3,611
Total current assets	18,958	23,027
Property, Plant and Equipment - Net	108,217	107,087
Goodwill	69,762	70,842
Licenses	52,082	51,374
Customer Lists and Relationships - Net	1,622	2,757
Other Intangible Assets - Net	5,038	5,212
Investments in and Advances to Equity Affiliates	4,563	3,718
Other Assets	6,607	6,327
Total Assets	$266,849	$270,344

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$3,433	$3,453
Accounts payable and accrued liabilities	18,936	19,858
Advanced billing and customer deposits	3,709	3,872
Accrued taxes	2,209	1,003
Dividends payable	2,511	2,608
Total current liabilities	30,798	30,794
Long-Term Debt	60,314	61,300
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	29,092	25,748
Postemployment benefit obligation	33,842	34,011
Other noncurrent liabilities	11,529	12,694
Total deferred credits and other noncurrent liabilities	74,463	72,453
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	90,982	91,156
Retained earnings	28,907	25,453
Treasury stock	(28,533)	(20,750)
Accumulated other comprehensive income	3,106	3,180
Noncontrolling interest	317	263
Total stockholders' equity	101,274	105,797
Total Liabilities and Stockholders' Equity	$266,849	$270,344

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine Months Ended September 30,
	2012	2011

Operating Activities
Net income	$11,318	$10,812
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	13,571	13,804
Undistributed earnings from investments in equity affiliates	(483)	(539)
Provision for uncollectible accounts	835	805
Deferred income tax expense and noncurrent
unrecognized tax benefits	3,441	4,942
Net (gain) loss from sale of investments, net of impairments	(27)	(57)
Changes in operating assets and liabilities:
Accounts receivable	(450)	(573)
Other current assets	1,459	1,342
Accounts payable and accrued liabilities	387	(2,533)
Other - net	(1,107)	(853)
Total adjustments	17,626	16,338
Net Cash Provided by Operating Activities	28,944	27,150

Investing Activities
Construction and capital expenditures:
Capital expenditures	(13,619)	(14,625)
Interest during construction	(197)	(119)
Acquisitions, net of cash acquired	(551)	(430)
Dispositions	807	76
Sales (purchases) of securities, net	311	45
Other	(2)	28
Net Cash Used in Investing Activities	(13,251)	(15,025)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	-	(1,620)
Issuance of long-term debt	6,935	7,935
Repayment of long-term debt	(8,042)	(1,298)
Purchase of treasury stock	(8,374)	-
Issuance of treasury stock	460	216
Dividends paid	(7,738)	(7,627)
Other	98	(406)
Net Cash Used in Financing Activities	(16,661)	(2,800)
Net (decrease) increase in cash and cash equivalents	(968)	9,325
Cash and cash equivalents beginning of year	3,185	1,437
Cash and Cash Equivalents End of Period	$2,217	$10,762

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2012	9/30/2011	% Chg	9/30/2012	9/30/2011	% Chg

Wireless
Volumes (000)
Total				105,871	100,738	5.1%
Postpaid				69,747	68,614	1.7%
Prepaid				7,545	7,059	6.9%
Reseller				14,573	13,028	11.9%
Connected Devices				14,006	12,037	16.4%

Wireless Net Adds (000)
Total	678	2,123	-68.1%	2,670	5,202	-48.7%
Postpaid	151	319	-52.7%	658	712	-7.6%
Prepaid	77	293	-73.7%	294	515	-42.9%
Reseller	137	473	-71.0%	793	1,282	-38.1%
Connected Devices	313	1,038	-69.8%	925	2,693	-65.7%
M&A Activity, Partitioned Customers and Other Adjs.	(13)	-	-	(46)	-	-

Wireless Churn
Postpaid Churn	1.08%	1.15%	-7 BP	1.05%	1.16%	-11 BP
Total Churn	1.34%	1.28%	6 BP	1.33%	1.36%	-3 BP

Other
Branded Computing Subscribers1				6,419	4,537	41.5%
Licensed POPs (000,000)				313	313	0.0%

Wireline
Voice
Total Wireline Voice Connections				35,821	40,098	-10.7%
Net Change	(1,020)	(1,200)	15.0%	(3,191)	(3,465)	7.9%

Broadband
Total Wireline Broadband Connections				16,392	16,476	-0.5%
Net Change2	(42)	3	-	(35)	167	-

Video
U-verse				4,344	3,583	21.2%
Satellite				1,633	1,809	-9.7%
Total Video Connections				5,977	5,392	10.8%
Net Change	147	133	10.5%	421	475	-11.4%

Consumer Revenue Connections
Broadband3				14,501	14,530	-0.2%
Video Connections4				5,954	5,381	10.6%
Voice5				19,222	21,941	-12.4%
Total Consumer Revenue Connections				39,677	41,852	-5.2%
Net Change	(518)	(652)	20.6%	(1,589)	(1,575)	-0.9%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$4,877	$5,220	-6.6%	$13,619	$14,625	-6.9%
Interest during construction	$67	$42	59.5%	$197	$119	65.5%
Dividends Declared per Share	$0.44	$0.43	2.3%	$1.32	$1.29	2.3%
End of Period Common Shares Outstanding (000,000)				5,707	5,926	-3.7%
Debt Ratio6				38.6%	38.5%	10 BP
Total Employees				241,130	256,210	-5.9%

1	Branded Computing Subscribers includes tablets, tethering plans, aircards, mobile Wi-Fi hot spots and other data-only devices.
2	Prior year amounts restated to conform to current period reporting methodology.
3	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Includes consumer U-verse Voice over Internet Protocol connections of 2,733 as of September 30, 2012.
6	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 3Q12, total switched access lines were 33,088, retail business switched access lines totaled 14,619, and wholesale and coin switched access lines totaled 1,980.